                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Frank R. Jarc, Ronald
G. Eidell and Deborah M. Regan, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company's debt securities and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  January 26, 1995


                                       /s/ John R. Walter
                                       ----------------------------
                                       John R. Walter

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY



          The undersigned hereby constitutes and appoints Ronald G. Eidell and Deborah M. Regan, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company's debt securities and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  January 26, 1995


                                       /s/ Frank R. Jarc
                                       ----------------------------
                                       Frank R. Jarc

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Frank R. Jarc, Deborah
M. Regan and Roanld G. Eidell, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company's debt securities and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  January 26, 1995


                                       /s/ William L. White
                                       ----------------------------
                                       William L. White

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Frank R. Jarc, Ronald
G. Eidell and Deborah M. Regan, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company's debt securities and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  January 26, 1995


                                       /s/ Martha Layne Collins
                                       ----------------------------
                                       Martha Layne Collins

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Frank R. Jarc, Ronald
G. Eidell and Deborah M. Regan, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company's debt securities and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  January 26, 1995


                                       /s/ James R. Donnelley
                                       ----------------------------
                                       James R. Donnelley

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Frank R. Jarc, Ronald
G. Eidell and Deborah M. Regan, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company's debt securities and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  January 26, 1995


                                       /s/ Charles C. Haffner III
                                       ----------------------------
                                       Charles C. Haffner III

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Frank R. Jarc, Ronald
G. Eidell and Deborah M. Regan, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company's debt securities and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  January 26, 1995


                                       /s/ Thomas S. Johnson
                                       ----------------------------
                                       Thomas S. Johnson

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Frank R. Jarc, Ronald
G. Eidell and Deborah M. Regan, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company's debt securities and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  January 26, 1995


                                       /s/ Richard M. Morrow
                                       ----------------------------
                                       Richard M. Morrow

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Frank R. Jarc, Ronald
G. Eidell and Deborah M. Regan, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company's debt securities and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  January 26, 1995


                                       /s/ M. Bernard Puckett
                                       ----------------------------
                                       M. Bernard Puckett

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Frank R. Jarc, Ronald
G. Eidell and Deborah M. Regan, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company's debt securities and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  January 26, 1995


                                       /s/ John M. Richman
                                       ----------------------------
                                       John M. Richman

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Frank R. Jarc, Ronald
G. Eidell and Deborah M. Regan, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company's debt securities and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  January 26, 1995


                                       /s/ William D. Sanders
                                       ----------------------------
                                       William D. Sanders

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Frank R. Jarc, Ronald
G. Eidell and Deborah M. Regan, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company's debt securities and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  January 26, 1995


                                       /s/ Jerre L. Stead
                                       ----------------------------
                                       Jerre L. Stead

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Frank R. Jarc, Ronald
G. Eidell and Deborah M. Regan, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company's debt securities and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  January 26, 1995


                                       /s/ Bide L. Thomas
                                       ----------------------------
                                       Bide L. Thomas

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Frank R. Jarc, Ronald
G. Eidell and Deborah M. Regan, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company's debt securities and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  January 26, 1995


                                       /s/ H. Blair White
                                       ----------------------------
                                       H. Blair White

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


          The undersigned hereby constitutes and appoints Frank R. Jarc, Ronald
G. Eidell and Deborah M. Regan, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of the Company's debt securities and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.


Dated:  January 26, 1995


                                       /s/ Stephen M. Wolf
                                       ----------------------------
                                       Stephen M. Wolf